UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 27, 2021
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Sumo Logic, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39502	27-2234444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
305 Main Street Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 810-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SUMO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements our Current Report on Form 8-K filed on June 2, 2021 (the “Original 8-K”) to provide final information regarding the number of shares issued in connection with the closing of the acquisition of Sensu, Inc., a Delaware corporation (“Sensu”), by Sumo Logic, Inc., a Delaware corporation (“Sumo Logic”).

Item 3.02. Unregistered Sales of Equity Securities.

As previously reported, on May 27, 2021, Sumo Logic entered into an agreement and plan of reorganization with Sensu and certain other parties (the “Merger Agreement”) to acquire Sensu on the terms and subject to the conditions set forth in the Merger Agreement (the “Sensu Acquisition”). Pursuant to the Merger Agreement, Sumo Logic agreed to issue shares of its common stock, $0.0001 par value per share (“Common Stock”), to certain stockholders of Sensu at the closing of the Sensu Acquisition. As previously disclosed in the Original 8-K, the number of shares to be issued in connection with the Sensu Acquisition was not known at the time of the filing of the Original 8-K because the number of shares was determined at closing pursuant to the terms of the Merger Agreement.

On June 10, 2021, the closing of the Sensu Acquisition occurred and Sumo Logic issued an aggregate of 1,195,341 unregistered shares of its Common Stock to former stockholders of Sensu in accordance with the terms of the Merger Agreement (the “Sensu Share Consideration”).

The offering and issuance of the Sensu Share Consideration was and is in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended. The offering and issuance of the Sensu Share Consideration was not and is not being conducted in connection with a public offering, and no public solicitation or advertisement has been or will be made or relied upon in connection with the offering and issuance of the Sensu Share Consideration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMO LOGIC, INC.

Date: June 16, 2021	By:	/s/ Katherine Haar
	Name:	Katherine Haar
	Title:	General Counsel